                                  $125,000,000

                              PRIMUS GUARANTY, LTD.

                           7.0% SENIOR NOTES DUE 2036

                             UNDERWRITING AGREEMENT

                                                               December 19, 2006

WACHOVIA CAPITAL MARKETS LLC
MORGAN STANLEY & CO. INCORPORATED
LEHMAN BROTHERS INC.

As Representatives of the
  several Underwriters named in Schedule 1 hereto

c/o WACHOVIA SECURITIES
1525 W. WT Harris Blvd.
Charlotte, NC 28262-8522

Ladies and Gentlemen:

      Primus Guaranty, Ltd., a Bermuda exempted company (the "COMPANY"), proposes to issue and sell $125,000,000 aggregate principal amount of its 7.0%
Senior Notes due 2036 (the "NOTES") to the several underwriters named in the
Schedule 1 hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "REPRESENTATIVES"). The Notes will (i) have terms and provisions which are summarized in the Disclosure Package as of the Applicable
Time and the Prospectus dated as of the date hereof (each as defined in Section
1(a) hereof) and (ii) be issued pursuant to an Indenture to be dated as of
December 27, 2006 (the "INDENTURE") between the Company and Deutsche Bank Trust
Company Americas, as Trustee (the "TRUSTEE"). This agreement (this "AGREEMENT")
is to confirm the agreement concerning the purchase of the Notes from the
Company by the Underwriters.

      SECTION 1. Representations, Warranties and Agreements of the Company. The
Company represents and warrants to, and agrees with, each Underwriters that:

      (a)   A "shelf registration statement" on Form S-3 in respect of the Notes
(File No. 333-135108) has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES
ACT") and the rules and regulations (the "RULES AND REGULATIONS") of the United
States Securities and Exchange Commission (the "COMMISSION") thereunder, (ii)
been filed with the Commission under the Securities Act and (iii) become effective and remains effective under the Securities Act. Copies of such registration statement and each of the amendments thereto (excluding exhibits to such registration statement

                                        1

but including all documents incorporated by reference in each prospectus contained therein) have been delivered by the Company to you; and no other document with respect to such registration statement or any such document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission. For purposes of this Agreement, the following terms have the specified meanings:

            "APPLICABLE TIME" means 10:00 a.m. (New York City time) on the date of this Agreement;

            "BASE PROSPECTUS" means the base prospectus filed as part of the
      Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Notes;

            "DISCLOSURE PACKAGE" means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing
      Prospectus filed or used by the Company on or before the Applicable Time and identified on Schedule 2 hereto, other than a road show that is an
      Issuer Free Writing Prospectus under Rule 433 of the Rules and
      Regulations;

            "EFFECTIVE DATE" means any date as of which any part of the
      Registration Statement or any post-effective amendment thereto relating to the Notes became, or is deemed to have become, effective under the
      Securities Act in accordance with the Rules and Regulations (including pursuant to Rule 430B of the Rules and Regulations);

            "FINAL TERM SHEET" means the term sheet prepared pursuant to Section
      6(a) of this Agreement and substantially in the form attached in Schedule
      3 hereto;

            "ISSUER FREE WRITING PROSPECTUS" means each "free writing
      prospectus" (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Notes, including the Final Term Sheet;

            "PRELIMINARY PROSPECTUS" means any preliminary prospectus relating to the Notes, including the Base Prospectus and any preliminary prospectus supplement thereto, included in the Registration Statement or as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and provided to the Representatives for use by the Underwriters;

            "PROSPECTUS" means the final prospectus relating to the Notes, including the Base Prospectus and the final prospectus supplement thereto relating to the Notes, as filed with the Commission pursuant to Rule
      424(b) of the Rules and Regulations and provided to the Representatives for use by the Underwriters; and

            "REGISTRATION STATEMENT" means, collectively, the various parts of the above-referenced registration statement, each as amended as of the
      Effective Date for such part, including any Preliminary Prospectus or the
      Prospectus and all exhibits to such registration statement.

                                        2

      Any reference to the "MOST RECENT PRELIMINARY PROSPECTUS" will be deemed to refer to the latest Preliminary Prospectus included in the Registration
Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes of this Agreement, any documents incorporated by reference therein prior to or on the date of this Agreement).
Any reference to any Preliminary Prospectus or the Prospectus will be deemed to refer to and include any documents incorporated by reference therein pursuant to
Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus will be deemed to refer to and include any document filed under the Securities Exchange Act of
1934, as amended (the "EXCHANGE ACT"), after the date of such Preliminary
Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement will be deemed to include any annual report of the Company on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.

      (b)   The Commission has not issued any order preventing or suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the
Prospectus; and no proceeding for any such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been instituted or threatened by the Commission. The Commission has not issued any order directed to any document incorporated by reference in the most recent
Preliminary Prospectus or the Prospectus, and no proceeding has been instituted or threatened by the Commission with respect to any document incorporated by reference in the most recent Preliminary Prospectus or the Prospectus. The
Commission has not notified the Company of any objection to the use of the
Registration Statement.

      (c)   The Company has not been, and continues not to be, an "ineligible issuer" (as defined in Rule 405 of the Rules and Regulations), in each case at all times relevant under the Securities Act in connection with the offering of the Notes.

      (d)   The Registration Statement conformed on the Effective Date and conforms, and any amendment to the Registration Statement filed after the date hereof will conform, in all material respects to the requirements of the
Securities Act and the Rules and Regulations. The most recent Preliminary
Prospectus conforms on the date hereof, and the Prospectus, and any amendment or supplement thereto, will conform as of its date and as of the Closing Date, in all material respects to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in the most recent
Preliminary Prospectus or the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations, and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the
Commission, as the case may be, will conform, in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the
Rules and Regulations; and no such documents have been filed with the Commission since the close of business of the Commission on the Business Day immediately prior to the date hereof.

                                        3

      (e)   The Registration Statement did not, as of the Effective Date,
contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the
Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein (which information is specified in Section
8(e) hereof).

      (f)   The Disclosure Package did not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
provided, however, that no representation or warranty is made as to information contained in or omitted from the Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the
Representatives by or on behalf of any Underwriter specifically for inclusion therein (which information is specified in Section 8(e) hereof).

      (g)   The Prospectus, and any amendment or supplement thereto, will not, as of its date and on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any
Underwriter specifically for inclusion therein (which information is specified in Section 8(e) hereof).

      (h)   The documents incorporated by reference in any Preliminary
Prospectus or the Prospectus did not, and any further documents incorporated by reference therein will not, when filed with the Commission, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (i)   The Company and each of its subsidiaries (as defined in Section
17(b) and listed in Schedule 4) have been duly organized or formed and are validly existing as companies, corporations or other entities in good standing under the laws of their respective jurisdictions of organization or formation, are duly qualified to do business and are in good standing (including as an exempted company) as foreign corporations or companies in each jurisdiction in which their respective ownership, lease or operation of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own, lease, hold or operate their respective properties and to conduct the businesses in which they are engaged. None of the subsidiaries of the Company other than Primus Financial Products, LLC ("PRIMUS
FINANCIAL") is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

      (j)   The Company has an authorized capitalization as set forth in the most recent Preliminary Prospectus and the Prospectus. All of the issued shares of share capital of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, were issued in compliance with applicable laws and conform to the description thereof contained

                                        4

in the most recent Preliminary Prospectus and the Prospectus; and all of the
issued shares of share capital of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. Except as set forth in the most recent
Preliminary Prospectus and the Prospectus, no options, warrants or other rights to purchase or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of share capital of or ownership interests in the Company and each subsidiary of the Company are outstanding. All options, warrants and other rights to purchase shares of share capital of, or other ownership interests in, the Company and each subsidiary of the Company have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws and applicable Bermuda law and conform to the description thereof contained in the most recent Preliminary Prospectus and the
Prospectus.

      (k)   This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by considerations of public policy.

      (l)   The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture (i) has been duly qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), (ii)
complies as to form with the requirements of the Trust Indenture Act and (iii)
conforms to the description thereof in the most recent Preliminary Prospectus and the Prospectus.

      (m)   The Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the
Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued and delivered, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the Notes conform, or will conform, to the description thereof in the Disclosure Package and the Prospectus.

      (n)   The execution, delivery and performance of this Agreement by the
Company, the consummation of the transactions contemplated hereby, the execution and delivery of the Indenture and the Notes by the Company or compliance by the
Company with all of the provisions of this Agreement, the Indenture and the
Notes will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the
Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries

                                        5

is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the memorandum of association or bye-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Notes under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and under applicable state or foreign securities laws or regulations which have been made or obtained and are in full force and effect in connection with the purchase and distribution of the Notes by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, the execution and delivery of the
Indenture and the Notes by the Company or compliance by the Company with all of the provisions of this Agreement, the Indenture and the Notes.

      (o)   Except as described in the most recent Preliminary Prospectus and the Prospectus, there are no contracts, agreements or understandings between the
Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the
Company to include such securities in the securities registered pursuant to the
Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.
Neither the filing of the Registration Statement, the most recent Preliminary
Prospectus or the Prospectus nor the offer or sale of the Notes as contemplated by this Agreement gives rise to any rights, other than those which have been duly waived or satisfied, for or relating to the registration of any securities of the Company.

      (p)   Neither the Company nor any of its subsidiaries has sustained, since the respective dates as of which information is given in the most recent
Preliminary Prospectus and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;
and, since such date, there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, shareholders' equity, results of operations, business or prospects of the
Company and its subsidiaries, otherwise than as set forth or contemplated in the most recent Preliminary Prospectus and the Prospectus.

      (q)   (i) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the most recent Preliminary Prospectus and the
Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved and comply as to form in all material respects with the Rules and Regulations, except as otherwise noted therein; (ii) the supporting schedules included or incorporated by reference in the most recent
Preliminary Prospectus and the Prospectus present fairly in all materials respects the

                                        6

information required to be stated therein; and (iii) there are no material off-balance sheet arrangements (as defined in Regulation S-K Item 303(a)(4)(ii))
that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

      (r)   No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or membership interests, as applicable, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in the Disclosure Package.

      (s)   Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, whose report appears in the most recent
Preliminary Prospectus and the Prospectus, who have delivered the initial letter referred to in Section 7(f) hereof, and who have audited the Company's internal control over financial reporting and management's assessment thereof, are independent public accountants as required by the Securities Act, the Rules and
Regulations and the rules and regulations of the Public Company Accounting
Oversight Board. Except as described in the most recent Preliminary Prospectus and the Prospectus and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, since May 6, 2003, Ernst & Young LLP has not engaged in any "PROHIBITED ACTIVITIES" (as defined in Section 10A of the
Exchange Act) on behalf of the Company.

      (t)   The Company and each of its subsidiaries have good and marketable title in fee simple to all real property, if any, and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the most recent
Preliminary Prospectus and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and
all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      (u)   The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties.

      (v)   The Company and each of its subsidiaries own or possess adequate rights to use all material trademarks, service marks, service names, trade names, trademark registrations, service mark registrations, copyrights and licenses (collectively, the "INTELLECTUAL PROPERTY") necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any pending or threatened claim of conflict with, any such rights of others, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect (as defined below).

                                        7

      (w)   There are no legal or governmental proceedings pending to which the
Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, (i) if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the general affairs, management, consolidated financial position, shareholders' equity, results of operations, business or prospects of the Company and its subsidiaries (a "MATERIAL ADVERSE EFFECT") or
(ii) is required to be disclosed in the most recent Preliminary Prospectus and the Prospectus and is not disclosed; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

      (x)   There are no contracts or other documents which are required to be described in the Registration Statement, any Preliminary Prospectus or the
Prospectus or filed as exhibits to the Registration Statement or to a document incorporated by reference into the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as required. Each material contract, agreement or arrangement to which the Company or any of its subsidiary is a party or by which it may be bound, or to which any of the property or assets of the Company or any of its subsidiary is subject, has been duly and validly authorized, executed and delivered by the Company;
neither the Company nor any of its subsidiaries knows of any present condition or fact which would prevent compliance in all material respects by the Company or any of its subsidiaries or any other party thereto with the terms of any such contract, agreement or arrangement in accordance with its terms; neither the
Company nor any of its subsidiaries has a present intention to exercise any right that it may have to cancel any such contract, agreement or arrangement or otherwise to terminate its rights and obligations thereunder other than in the ordinary course of business or which would not have a Material Adverse Effect, and the Company or any of its subsidiaries has no knowledge that any other party to any such contract, agreement or arrangement has any intention not to render performance in all material respects as contemplated by the terms thereof.

      (y)   Except as required to be and as are described in the most recent
Preliminary Prospectus and the Prospectus, no relationships (including, without limitation, any loans or advances), direct or indirect, exist, nor has any transaction been entered into since January 1, 2001, between or among the
Company and its subsidiaries on the one hand, and the directors, officers, shareholders or counterparties of the Company or any subsidiary on the other hand. Since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed or amended any extension of credit, in the form of a personal loan to or for any of its directors or executive officers.

      (z)   No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, which might be expected to have a
Material Adverse Effect.

      (aa)  The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "REPORTABLE EVENT" (as defined in ERISA) has occurred with respect to any "PENSION PLAN" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any "PENSION PLAN" or (ii) Sections 412 or 4971 of the
Internal Revenue Code of 1986, as

                                        8

amended, including the regulations and published interpretations thereunder (the
"CODE"); and, to the knowledge of the Company, each "pension plan" for which the
Company would have any liability that is intended to be qualified under Section
401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

      (bb)  The Company and each of its subsidiaries have filed all material tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any asserted or pending tax deficiency which, if determined adversely to the
Company or any of its subsidiaries, might have) a Material Adverse Effect.

      (cc)  Since the respective dates as of which information is given in the most recent Preliminary Prospectus and the Prospectus through the date hereof, and except as may otherwise be disclosed in the most recent Preliminary
Prospectus and the Prospectus, the Company has not (i) issued any securities,
(ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its share capital.

      (dd)  The Company (on a consolidated basis) (i) makes and keeps accurate books and records and (ii) maintains a system of internal accounting controls
(as described under Section 13b(2)(B) of the Exchange Act) which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the recorded accountability for their assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect thereto.

      (ee)  Neither the Company nor any of its subsidiaries (i) is in violation of its memorandum of association or bye-laws or other governing documents, as applicable, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) and (iii), for such defaults, violations or failures to obtain as would not, individually or in the aggregate, reasonably be expected to have a
Material Adverse Effect.

      (ff)  Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds;

                                        9

violated or is in violation of any provision of the Foreign Corrupt Practices
Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

      (gg)  To our knowledge, there are no costs or liabilities associated with any and all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

      (hh)  Neither the Company nor any of its subsidiaries is, and on the
Closing Date and, after giving effect to the offering of the Notes and the application of the proceeds therefrom as described under "Use of Proceeds" in each of the most recent Preliminary Prospectus and the Prospectus will be, an
"investment company" as defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

      (ii)  There are no contracts, agreements or understandings between the
Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering and sale of the Notes contemplated by this Agreement.

      (jj)  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the
Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the preparation of the Registration
Statement, and in the future, during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) comply with the requirements of the Exchange Act; and (iii) are effective in all material respects to perform the functions for which they were established.

      (kk)  The Company's internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) are effective in all material respects to perform the functions for which they were established, and the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which is reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

      (ll)  No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Bermuda Government or any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Notes to or for the respective accounts of the Underwriters or the sale and delivery by the Underwriters of the Notes to the initial purchasers thereof.

                                       10

      No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to the United States government or any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Notes to or for the respective accounts of the Underwriters or the sale and delivery by the Underwriters of the Notes to the initial purchasers thereof.

      (mm)  The Company has no knowledge of any threatened or pending downgrading of its corporate debt credit rating or Primus Financial's counterparty credit ratings by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the
Securities Act.

      (nn)  Neither the Company nor any of its subsidiaries has taken or will take, directly or indirectly, any action (i) designed to cause or which has caused or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes or (ii) prohibited by Regulation M under the Securities
Act.

      (oo)  The Notes will be pari passu with all existing and future senior and unsecured indebtedness of the Company.

      (pp)  There is, and has been, no material failure on the part of the
Company or any of the Company's directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

      Each certificate signed by any officer of the Company and delivered to the
Underwriters or counsel to the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby. Further, for purposes of this Section 1, as well as for Section
7 hereof, references to "the most recent Preliminary Prospectus and the
Prospectus" or "the Disclosure Package and the Prospectus" are to each of the most recent Preliminary Prospectus or the Disclosure Package, as the case may be, and the Prospectus as separate or stand-alone documentation (and not the most recent Preliminary Prospectus or the Disclosure Package, as the case may be, and the Prospectus taken together), so that representations, warranties, agreements, conditions and legal opinions will be made, given or measured independently in respect of each of the most recent Preliminary Prospectus or the Disclosure Package, as the case may be, and the Prospectus.

      SECTION 2. Purchase of the Notes by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to issue and sell to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a price equal to 96.85% of the principal amount thereof, plus accrued interest, if any, from December 27, 2006, the principal amount of the Notes set forth opposite such Underwriter's name in
Schedule 1 hereto.

      SECTION 3. Delivery of and Payment for the Notes. Delivery of the Notes
shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New
York, NY 10017, at 10:00 A.M., New York City time, on December 27, 2006 or at such other time, date or place as

                                       11

shall be determined by agreement between the Representatives and the Company.
This date and time are referred to as the "CLOSING DATE."

      Delivery of the Notes will be made to the Representatives by or on behalf of the Company against payment of the purchase price therefor by wire transfer of immediately available funds. Delivery of the Notes will be made through the facilities of The Depository Trust Company ("DTC") unless the Representatives will otherwise instruct. Delivery of the Notes at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

      SECTION 4. Covenants of the Company. The Company covenants and agrees with each Underwriter that:

      (a)   the Company (i) will prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) of the
Rules and Regulations within the time period prescribed by such Rule; (ii) will not file any amendment or supplement to the Registration Statement or to the
Prospectus or file any document under the Exchange Act before the termination of the offering of the Notes by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus, except as permitted herein;
(iii) will advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration
Statement, the most recent Preliminary Prospectus or the Prospectus has been filed or becomes effective and will furnish the Representatives with copies thereof; (iv) will prepare the Final Term Sheet, substantially in the form of
Schedule 3 hereto and approved by the Representatives and file the Final Term
Sheet pursuant to Rule 433(d) of the Rules and Regulations within the time period prescribed by such Rule; (v) will advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission or any state or other regulatory body of any stop order or of any order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus
or suspending the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, of receipt by the
Company from the Commission of any notice of objection to the use of the
Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration
Statement, the Prospectus or any Issuer Free Writing Prospectus or for
additional information; and, (vi) will use its best efforts to prevent the issuance of any stop order or other such order or any such notice of objection and, in the event of the issuance of any stop order or of other such order or any such notice of objection, will use promptly its best efforts to obtain the lifting or withdrawal thereof;

      (b)   the Company will furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the
Commission, including all consents and exhibits filed therewith;

      (c)   The Company (i) will deliver promptly to the Representatives and to counsel for the Underwriters, without charge, such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding

                                       12

exhibits) and (B) each Preliminary Prospectus, the Final Term Sheet and any other Issuer Free Writing Prospectus, the Prospectus, and all amendments and supplements to any of such documents (including any document filed under the
Exchange Act and deemed to be incorporated by reference in the Registration
Statement, any Preliminary Prospectus or the Prospectus); (ii) during the period in which the Prospectus relating to the Notes (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required to be delivered under the Securities Act, will comply with all requirements imposed upon it by the Securities Act and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions of this Agreement and by the Prospectus; and (iii) if during such period any events shall have occurred as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Disclosure Package or the Prospectus is delivered, not misleading, or, if during such period for any other reason it shall be necessary to amend the Registration Statement or amend or supplement the Disclosure Package or the Prospectus or file any document in order to comply with the Securities Act, will notify the Representatives and, subject to (a) hereof, amend the Registration Statement, amend or supplement the
Disclosure Package or the Prospectus, as the case may be, or file any document
(in each case, at the expense of the Company) so as to correct such statement or omission or to effect such compliance, and upon the request of the
Representatives, furnish without charge to each Underwriter as many written and electronic copies as the Representatives may from time to time reasonably request of such amendment or supplement;

      (d)   the Company will prepare and file with the Commission promptly upon the request of the Representatives, any amendment or supplement to the
Registration Statement, the Disclosure Package or the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission or may be necessary or advisable in connection with the offering of the Notes;

      (e)   prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus or any document under the Exchange
Act before the termination of the offering of the Notes by the Underwriters if such document would be deemed to be incorporated by reference into the
Prospectus, the Company will furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, such consent not to be unreasonably withheld or delayed;

      (f)   as soon as practicable, the Company will make generally available to its security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

      (g)   the Company will promptly from time to time take such action as the
Representatives may reasonably request to qualify the Notes for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes;
provided that in connection therewith the Company shall not be required to qualify as a

                                       13

foreign corporation or to file a general consent to service of process in suits, other than for actions or proceedings arising out of the offering or sale of the
Notes, in any jurisdiction in which it is not otherwise subject;

      (h)   Until 60 days following the Closing Date, the Company will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of or otherwise dispose of, any debt securities that are substantially similar to the
Notes (including, without limitation, with respect to the maturity, currency, interest rate and other material terms of the Notes);

      (i)   the Company will apply the net proceeds from the sale of the Notes as set forth in the most recent Preliminary Prospectus and the Prospectus;

      (j)   the Company will comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act of 2002;

      (k)   Until termination of the offering of the Notes, the Company will timely file all reports, documents and amendments to previously filed documents required to be filed by it pursuant to Section 12, 13(a), 13(c), 14 or 15(d) of the Exchange Act,

      (l)   If required by Rule 430B(h) of the Rules and Regulations, the
Company will prepare a prospectus in a form approved by the Representatives and file such prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than may be required by such Rule; and the Company will make no further amendment or supplement to such prospectus that will be disapproved by the
Representatives promptly after reasonable notice thereof;

      (m)   the Company will not take, directly or indirectly, any action designed to cause or result in, or that might cause or result in, stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes; and

      (n)   the Company will comply with all agreements set forth in the representation letters of the Company to DTC relating to the acceptance of the
Notes for "book-entry" transfer through the facilities of DTC.

      SECTION 5. Expenses. The Company agrees to pay, whether or not this
Agreement becomes effective or is terminated or the sale of the Notes to the
Underwriters is consummated, (a) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, any Issuer Free Writing
Prospectus, the Prospectus and any amendments or supplements thereto; (b) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, any Issuer Free Writing Prospectus,
the Prospectus and any amendment or supplement thereto, all as provided in this
Agreement; (c) the costs of printing, producing, copying and distributing this
Agreement, the Indenture, closing documents (including any compilations thereof)
and any other agreements, memoranda, correspondence and any other related documents in connection with the offering, purchase, sale and delivery of the
Notes; (d) the filing fees, if any, incident to securing the review by the
National Association of Securities Dealers, Inc. of the terms of the sale of the
Notes (including related fees and expenses of counsel to the Underwriters); (e)
the costs incidental to the services of the Company's independent

                                       14

registered public accounting firm and the Company's counsel; (f) the required
Commission filing fees relating to the Notes (it being understood that the
Company will pay the fee in accordance with Rules 456(b) of the Rules and
Regulations); (g) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 4(g), if any, and of preparing, printing and distributing a Blue Sky Memorandum
(including related fees and expenses of counsel to the Underwriters); (h) the costs incidental to any rating of the Notes by rating agencies; (i) the costs incidental to the services of the Trustee and any agent of the Trustee
(including the fees and disbursements of counsel for the Trustee); (j) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the
Company, travel and lodging expenses of the representatives and officers of the
Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (k) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 5 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel and the expenses of advertising any offering of the Notes made by the Underwriters.

      SECTION 6 Free Writing Prospectuses.

      (a)   The Company represents and warrants to, and agrees with, each
Underwriter that (i) the Company has not made, and will not, make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus without the prior consent of the Representatives (which consent being deemed to have been given with respect to (A) the Final Term Sheet prepared and filed pursuant to Section 4(a) hereof and (B) any other Issuer Free Writing Prospectus identified on Schedule 2 hereto); (ii) each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the
Securities Act and the Rules and Regulations on the date of first use, and the
Company has complied with any filing requirements applicable to such Issuer Free
Writing Prospectus pursuant to Rule 433 of the Rules and Regulations; (iii) each
Issuer Free Writing Prospectus will not, as of its issue date and through the time the Notes are delivered pursuant to Section 3 hereof, include any information that conflicts with the information contained in the Registration
Statement, the most recent Preliminary Prospectus and the Prospectus; and (iv)
each Issuer Free Writing Prospectus, when considered together with the information contained in the most recent Preliminary Prospectus, did not, as of the Applicable Time, does not, as of the date hereof, and will not, as of the
Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b)   Each Underwriter represents and warrants to, and agrees with, the
Company and each other Underwriter that it has not made, and will not make any offer relating to the Notes that would constitute a "free writing prospectus"
(as defined in Rule 405 of the Rules and Regulations) required to be filed with the Commission, without the prior consent of the Company and the
Representatives.

                                       15

      (c)   The Company agrees that if at any time following issuance of an
Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the
Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free
Writing Prospectus or other document which will correct such conflict, statement or omission.

      SECTION 7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

      (a)   The Prospectus shall have been timely filed with the Commission in accordance with Section 4(a); all filings (including, without limitation, the
Final Term Sheet) required by Rule 424(b) or Rule 433 of the Rules and
Regulations shall have been made within the time periods prescribed by such
Rules and Regulations, and no such filings will have been made without the consent of the Representatives; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing
Prospectus or the Prospectus, or suspending the qualification of the Notes for offering or sale in any jurisdiction or any part thereof shall have been issued;
no proceeding for that purpose shall have been initiated or threatened by the
Commission; no notice of objection of the Commission to use the Registration
Statement or any post-effective amendment thereto shall have been received by the Company; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been disclosed to the Representatives and complied with.

      (b)   All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Registration
Statement and the Prospectus, and all other legal matters relating to this
Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the
Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      (c)   Morgan, Lewis & Bockius LLP, as U.S. counsel to the Company shall have furnished to the Representatives its written opinion addressed to the
Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in the form attached hereto as Exhibit A.

      (d)   Conyers Dill & Pearman, as special Bermuda counsel to the Company, shall have furnished to the Representatives their written opinion addressed to the Underwriters and dated such Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in the form attached hereto as Exhibit B.

                                       16

      (e)   The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Indenture, the
Registration Statement and the Disclosure Package and other related matters as the Representatives may reasonably require, in form and substance set forth in
Exhibit C hereto, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

      (f)   On the date hereof and the Closing Date, the Representatives shall have received from Ernst & Young LLP letters (the "COMFORT LETTERS"), dated the date hereof and the Closing Date, in form and substance satisfactory to the
Representatives, addressed to the Representatives on behalf of the Underwriters and dated the date hereof (i) confirming that they are independent registered public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii)
stating, as of the date thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the Closing Date and not earlier than the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

      (g)   The Company shall have furnished to the Representatives a
certificate, dated the Closing Date, of its Chief Executive Officer and Chief
Financial Officer stating that:

            (i)   The representations, warranties and agreements of the Company in Section 1 are true and correct as if made at and as of the Closing
      Date; the Company has complied with all its agreements contained herein;
      and the conditions set forth in Sections 7(a), 7(h) and 7(k) have been fulfilled;

            (ii)  They have carefully examined the Registration Statement, the most recent Preliminary Prospectus, the Disclosure Package and the
      Prospectus and any amendments or supplements thereto (including any documents incorporated or deemed to be incorporated by reference into the most recent Preliminary Prospectus and the Prospectus) and, in their opinion (A) the Registration Statement as of the Effective Date, the
      Disclosure Package, as of the Applicable Time, and the Prospectus, as of
      its date, including in each case any document incorporated or deemed incorporated by reference therein, did not and, on the Closing Date, do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) since the initial Effective Date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the most recent Preliminary Prospectus or the Prospectus which has not been so set forth and there has been no document required to be filed under the
      Securities Act and the Rules and Regulations or the Exchange Act and the
      rules and regulations thereunder that upon such filing would be deemed to be incorporated by reference into the Registration Statement, the most recent Preliminary Prospectus or the Prospectus that has not been so filed;

            (iii) There has been never been any credit event on any credit default swap sold by the Company or any of its subsidiaries; and

                                       17

            (iv)  Except as set forth in the most recent Preliminary Prospectus, none of the counterparties of the Company or any of its subsidiaries has ever required the Company or any of its subsidiaries to post any collateral.

      The officers signing and delivering such certificate may rely upon the best of their knowledge as to proceedings threatened.

      (h)   Except as described in the most recent Preliminary Prospectus and the Prospectus, neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (B) since such date, there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, the effect of which, in any such case described in clause (A) or
(B), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the
Notes on the terms and in the manner contemplated in the Prospectus.

      (i)   Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on, or by, as the case may be, any of the New York Stock Exchange, the
American Stock Exchange, the Nasdaq National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or any state authority, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred any other calamity or crisis or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the
Representatives, impracticable or inadvisable to proceed with the public offering of the Notes on the terms and in the manner contemplated in the
Prospectus.

      (j)   The New York Stock Exchange, Inc. shall have approved the Notes for listing, subject only to official notice of issuance.

      (k)   Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the Company's corporate credit rating and the rating of the Notes, Primus Financial's counterparty credit rating or the rating accorded to the debt securities of Primus Financial by any "NATIONALLY
RECOGNIZED STATISTICAL RATING ORGANIZATION"(as that term is defined by the
Commission for purposes of Rule 436(g)(2) of the Rules and Regulations), and
(ii) no

                                       18

such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, the Company's corporate credit rating and the rating of the Notes, Primus Financial's counterparty credit rating or the rating accorded to the debt securities of Primus Financial.

      (l)   No Underwriter shall have been advised by the Company, or shall have discovered and disclosed to the Company, that the Registration Statement, the most recent Preliminary Prospectus, the Prospectus, any Issuer Free Writing
Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of the counsel for the Underwriters, is material or omits to state a fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading and has not been cured by any amendment or supplement thereto filed on or prior to the date hereof.

      (m)   Prior to or on the Closing Date, the Representatives shall have been furnished by the Company such additional documents and certificates as the
Representatives or counsel for the Underwriters may reasonably request.

      All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

      SECTION 8. Indemnification and Contribution.

      (a)   The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees, each person, if any, who controls any
Underwriter within the meaning of the Securities Act, and each affiliate of any
Underwriter within the meaning of Rule 405 under the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that
Underwriter, any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any
Preliminary Prospectus, the Registration Statement, the Prospectus, any
amendment or supplement thereto, the Disclosure Package, any Issuer Free Writing
Prospectus or any "issuer information" filed or required to be filed pursuant to
Rule 433(d) of the Rules and Regulations, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the
Prospectus, any amendment or supplement thereto, the Disclosure Package, or any
Issuer Free Writing Prospectus, any such issuer information, a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person

                                       19

promptly upon demand for any legal or other expenses reasonably incurred by that
Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement,
the Prospectus, any amendment or supplement thereto, the Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.

      (b)   Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of the Securities
Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration
Statement, the Prospectus, any amendment or supplement thereto, the Disclosure
Package, or any Issuer Free Writing Prospectus, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the
Prospectus, any amendment or supplement thereto, the Disclosure Package, or any
Issuer Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in
Section 8(e), and shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, or controlling person.

      (c)   Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate

                                       20

therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ one separate counsel (in addition to any local counsel) to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      (d)   If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Sections 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by each of the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, as the case may be, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the
Notes, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a

                                       21

material fact relates to information supplied by the Company or the
Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The
Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

      (e)   The Underwriters severally confirm and the Company acknowledges that the information appearing in the list of names of each of the Underwriters under the caption "Underwriting" in the most recent Preliminary Prospectus and the
Prospectus and the statements in the 5th, 6th, 7th and 10th paragraphs under the caption "Underwriting" in the most recent Preliminary Prospectus and the
Prospectus are correct and constitute the only information concerning such
Underwriters furnished in writing to the Company by or on behalf of the
Underwriters specifically for inclusion in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.

      SECTION 9. Defaulting Underwriters.

      If any Underwriter defaults in the performance of its obligation to purchase the principal amount of the Notes which it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the principal amount of the Notes which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of the Notes set opposite the name of each remaining non-defaulting
Underwriter in Schedule 1 hereto bears to the total principal amount of the
Notes, less the principal amount of the Notes the defaulting Underwriter agreed to purchase, set forth in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes if the total principal amount of the Notes which the defaulting
Underwriter or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of the Notes, and any remaining non-defaulting
Underwriter shall not be obligated to purchase more than 110% of the principal amount of the Notes set forth opposite its name in Schedule 1 hereto. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Notes which the defaulting

                                       22

Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the
Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 5 and 11. As used in this
Agreement, the term "UNDERWRITER" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Notes which a defaulting Underwriter agreed but failed to purchase.

      Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If non-defaulting Underwriters or the other underwriters satisfactory to the
Representatives are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the
Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to file promptly any amendments or any supplements to the Registration Statement or the
Prospectus which, in the opinion of the Representatives, may thereby be made necessary.

      SECTION 10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the
Company until the Closing Date if, prior to that time, any of the events described in Sections 7(h), 7(i) or 7(k), shall have occurred or if the
Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

      SECTION 11. Reimbursement of Underwriters' Expenses. If the Company shall fail to tender the Notes for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the
Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel to the
Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the
Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

      SECTION 12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

      (a)   if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Wachovia Capital Markets, LLC, 1525 W. WT Harris
Blvd., Charlotte, NC 28262-8522, Attention: Syndicate Operations, Morgan Stanley
& Co. Incorporated, 1585 Broadway, 4th Floor, New York, NY 10036, Attn: Fixed
Income Syndicate, Phone: (212) 761-2000, Fax: (646) 290-2679, Lehman Brothers
Inc., 745 Seventh Avenue, New York, NY 10019, Attention: Debt Capital Markets,
Financial Institutions Group (with a copy to the General Counsel at the same address);

                                       23

      (b)   if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Primus Guaranty, Ltd., Clarendon House, 2 Church
Street, Hamilton HM 11, Bermuda, Attention: Scott Davis (Fax: 441-298-7800),
with a copy to Primus Asset Management, Inc., 360 Madison Avenue, 23rd Floor,
New York, NY 10017, Attention: Howard Yaruss (Fax: 212-697-3731); and

      (c)   provided, however, that any notice to an Underwriter pursuant to
Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the
Representatives, which address will be supplied to any other party hereto by the
Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Wachovia Securities on behalf of the
Representatives.

      SECTION 13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the
Company within the meaning of Section 15 of the Securities Act. Nothing in this
Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

      SECTION 14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this
Agreement or made by or on behalf on them, respectively, pursuant to this
Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

      SECTION 15. Research Analyst Independence. The Company acknowledges that the Underwriters' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters'
research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering of the Notes that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters' investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity

                                       24

securities of the companies that may be the subject of the transactions contemplated by this Agreement.

      SECTION 16 Nature of Relationship. The Company acknowledges and agrees that in connection with the offering and the sale of the Notes or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the
Company and any other person, on the one hand, and the Underwriters, on the other hand, exists; (ii) the Underwriters are not acting as advisors, experts or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Notes, and such relationship between the Company, on the one hand, and the Underwriters, on the other hand, is entirely and solely a commercial relationship, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated
herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

      SECTION 17. Definition of the Terms "BUSINESS DAY" and "SUBSIDIARY". For
purposes of this Agreement, (a) "BUSINESS DAY" means each Monday, Tuesday,
Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "SUBSIDIARY" has the meaning set forth in Rule 405 of the Rules and Regulations.

      SECTION 18. Governing Law; Submission To Jurisdiction. This Agreement
shall be governed by and construed in accordance with the laws of New York.

      The Company irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the
United States of America located in the City of New York or the courts of the
State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "SPECIFIED COURTS"), and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company further agree that service of any process, summons, notice or document by mail to their respective addresses set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The Company hereby irrevocably and unconditionally waives any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

      With respect to any Related Proceedings, the Company irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any judgment by Specified Court ("RELATED JUDGMENT"), the Company waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or

                                       25

cause to be pleaded any such immunity at or in respect of any such Related
Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as
amended.

      Nothing herein shall be construed to prevent or impair the right of any
Underwriter to serve process in any other manner permitted by law or to bring any suit, action or proceeding in any other jurisdiction.

      SECTION 19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

      SECTION 20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                                       26

      If the foregoing correctly sets forth the agreement among the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                    Very truly yours,

                                    PRIMUS GUARANTY, LTD.

                                    By:  /s/ Richard Claiden
                                        ----------------------------------------
                                        Name:  Richard Claiden
                                        Title: Chief Financial Officer

Confirmed and accepted as of
the date first above mentioned:

WACHOVIA CAPITAL MARKETS LLC
MORGAN STANLEY & CO. INCORPORATED
LEHMAN BROTHERS INC.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By: WACHOVIA CAPITAL MARKETS LLC

By:  /s/ Illegible
    ---------------------------
    Authorized Representative

By: MORGAN STANLEY & CO.
    INCORPORATED

By:  /s/ Illegible
    ---------------------------
    Authorized Representative

By: LEHMAN BROTHERS INC.

By:  /s/ Illegible
    ---------------------------
    Authorized Representative

                                       27

                                   SCHEDULE 1

                                                                PRINCIPAL AMOUNT
                                                                 OF NOTES TO BE
UNDERWRITERS                                                       PURCHASED
Wachovia Capital Markets LLC..............................        $33,333,350
Morgan Stanley & Co. Incorporated.........................        $33,333,325
Lehman Brothers Inc.......................................        $33,333,325
Banc of America Securities LLC............................          6,250,000
Calyon Securities (USA) Inc...............................          1,250,000
Keefe, Bruyette & Woods, Inc..............................          1,250,000
Stifel, Nicolaus & Company, Incorporated..................          1,250,000
William Blair & Company, LLC..............................          1,250,000
A.G. Edwards & Sons, Inc. ................................          1,250,000
Charles Schwab & Co. .....................................          1,250,000
Ferris, Baker Watts, Incorporated.........................          1,250,000
Janney Montgomery Scott LLC...............................          1,250,000
Jefferies & Company, Inc. ................................          1,250,000
J.B. Hanauer & Co. .......................................          1,250,000
Morgan Keegan & Company, Inc. ............................          1,250,000
Raymond James & Associates, Inc...........................          1,250,000
RBC Dain Rauscher Inc. ...................................          1,250,000
Ryan Beck & Co. ..........................................          1,250,000
Wells Fargo Securities, LLC...............................          1,250,000
                                                                ----------------
          TOTAL.....................................              125,000,000
                                                                ================

                                       1-1

                                   SCHEDULE 2

                        ISSUER FREE WRITING PROSPECTUSES

o     Final Term Sheet, dated December 19, 2006, relating to the Notes, as filed pursuant to Rule 433 under the Securities Act and attached as Schedule 3 hereto.

                                       2-1

                                   SCHEDULE 3

                             PRIMUS GUARANTEE, LTD.
                                  SENIOR NOTES

--------------------------------------------------------------------------------
ISSUER:                            Primus Guaranty, Ltd.

DESCRIPTION:                       Senior Notes due 2036

EXPECTED RATINGS:                  Baa1/BBB+ (Stable/Stable)

COUPON:                            7.000%

PRINCIPAL AMOUNT:                  $125,000,000 (5,000,000 Notes)

MATURITY DATE:                     December 27, 2036

PRICE TO PUBLIC:                   100.000%

DENOMINATIONS:                     $25 and integral multiples thereof

PRICING DATE:                      December 19, 2006

SETTLEMENT DATE:                   December 27, 2006 (T+5)

PAYMENT DATES:                     Interest on the Notes will be payable
                                   quarterly in arrears on the 27th day of
                                   March, June, September, and December of each
                                   year, commencing March 27, 2007.

DAY COUNT CONVENTION:              30 / 360

OPTIONAL REDEMPTION:               On or after December 27, 2011, the Issuer may
                                   redeem the Notes in whole at any time, or in
                                   part from time to time, at a redemption price
                                   equal to par plus accrued interest.

NET PROCEEDS TO ISSUER:            $121,062,500

CUSIP NUMBER:                      G72457 11 5

JOINT BOOK RUNNERS:                Wachovia Capital Markets, LLC
                                   Morgan Stanley & Co. Incorporated
                                   Lehman Brothers Inc.

CO-MANAGER:                        Banc of America Securities LLC

LISTING:                           New York Stock Exchange
--------------------------------------------------------------------------------

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY WACHOVIA CAPITAL MARKETS, LLC, MORGAN
STANLEY & CO. INCORPORATED, AND/OR LEHMAN

                                       3-1

BROTHERS INC. WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY
CALLING WACHOVIA CAPITAL MARKETS, LLC TOLL-FREE AT 1-866-289-1262, MORGAN
STANLEY &CO. INCORPORATED TOLL-FREE AT 1-800-584-6837 OR LEHMAN BROTHERS INC.
TOLL-FREE AT 1-888-603-5847.

                                       3-2

                                   SCHEDULE 4

As used in this Agreement, the "SUBSIDIARIES" of the Company are as follows:

      1.    PRS Trading Strategies, LLC, a Delaware limited liability company;

      2.    Primus (Bermuda), Ltd., a Bermuda exempted company

      3.    Primus Guarantee (UK), Ltd., a United Kingdom limited company;

      4.    Primus Group Holdings, LLC, a Delaware limited liability company;

      5.    Primus Financial Products, LLC, a Delaware limited liability company;

      6.    Primus Asset Management, Inc., a Delaware corporation; and

      7.    Primus Re, Ltd., a Bermuda exempted company.

                                       4-1

                                                                       EXHIBIT A

                 FORM OF OPINION OF MORGAN, LEWIS & BOCKIUS LLP

            Morgan, Lewis & Bockius LLP, as U.S. counsel to the Company, shall have furnished to the Representatives their written opinion addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                  (i)    The U.S. subsidiaries of the Company have been duly
            incorporated or formed and are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership, lease or operation of property or the conduct of their respective businesses requires such qualification and have power and authority as a corporation or limited liability company, as applicable, necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

                  (ii)   To such counsel's knowledge, there are no legal or
            governmental proceedings pending or threatened or contemplated to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that are required to be described in the most recent
            Preliminary Prospectus and the Prospectus but are not so described.

                  (iii)  The Registration Statement has been declared effective under the Securities Act, the Prospectus was timely filed with the
            Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or Issuer Free Writing Prospectus has
            been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission and the
            Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

                  (iv)   The Registration Statement, as of the Effective Date,
            and the Prospectus, as of its date and as of the Closing Date, and any further amendments or supplements thereto made by the Company as of their respective effective or issue dates and as of the Closing
            Date (except for the financial statements and related notes and schedules therein, and other financial and statistical data derived therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with

                                       A-1

            the requirements of the Securities Act and the Rules and Regulations
            and the Trust Indenture Act and the rules and regulations
            thereunder; and the documents incorporated by reference in the most recent Preliminary Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed, in all material respects, to the requirements of the
            Securities Act and the Rules and Regulations or the Exchange Act or
            the rules and regulations thereunder, as applicable (except that no opinion need be expressed as to the financial statements and notes thereto and the other financial data contained therein or omitted therefrom).

                  (v)    The statements contained in the Prospectus under the
            caption "Certain U.S. Federal Income Tax Considerations", insofar as they constitute summaries of U.S. federal income tax laws or regulations, fairly and accurately present the matters therein described in all material respects. As indicated therein, counsel is not providing an opinion as to whether the Company's activities or those of the Company's subsidiaries are such that the Company should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes.

                  (vi)   The statements set forth in the most recent Preliminary
            Prospectus and the Prospectus under the caption "Description of
            Notes", insofar as they purport to describe certain terms and provisions of the Notes and the Indenture, are fair summaries of such terms and provisions.

                  (vii)  To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities
            Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement.

                  (viii) To the extent governed by New York law, this Agreement and the Indenture have been duly executed and delivered by the
            Company; to the extent governed by the New York law, the Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in accordance with the Indenture and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will have been validly issued and delivered and will constitute valid and binding obligations of the
            Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                       A-2

                  (ix)   The issue and sale of the Notes being delivered on the
            Closing Date by the Company pursuant to this Agreement and the execution, delivery and compliance by the Company with all of the provisions of this Agreement and the consummation of the
            transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument filed as an exhibit to the Registration Statement or the Company's annual report on Form 10-K for 2005, nor will such actions result in any violation of the provisions of any law, statute or any order, rule or regulation that, in such counsel's experience, is generally applicable to transactions of the type contemplated by this
            Agreement, or, to such counsel's knowledge, any decree, judgment or order of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries; and, except for the registration of the Notes under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and under applicable state or foreign securities laws or regulations which have been made or obtained and are in full force and effect in connection with the purchase and distribution of the Notes by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this
            Agreement by the Company, the consummation of the transactions contemplated hereby, the execution and delivery of the Indenture and the Notes by the Company or compliance by the Company with all of the provisions of this Agreement, the Indenture and the Notes.

                  (x)    Except as described in the most recent Preliminary
            Prospectus and the Prospectus, to such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other
            registration statement filed by the Company under the Securities
            Act; neither the filing of the Registration Statement, the most recent Preliminary Prospectus or the Prospectus nor the offer or sale of the Notes as contemplated by this Agreement gives rise to any rights, other than those which have been duly waived or satisfied, for or relating to the registration of any securities of the Company.

                  (xi)   Neither the Company nor any of its subsidiaries is, and
            on the Closing Date and, after giving effect to the offering and sale of the Notes and the application of the net proceeds therefrom as described in

                                       A-3

            each of the most recent Preliminary Prospectus and the Prospectus will be, an "investment company" as defined in the Investment
            Company Act.

                  (xii)  No U.S. subsidiary of the Company is currently
            prohibited, directly or indirectly, by its constitutive documents from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or membership interests, as applicable, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in the
            Disclosure Package.

                  (xiii) Subject to the comment below, under the laws of the
            State of New York relating to the submission to personal
            jurisdiction, Section 18 of this Agreement is sufficient to validly and irrevocably submit a person or entity to the personal
            jurisdiction of any New York state court or United States federal court sitting in the Borough of Manhattan, The City of New York, and
            any appellate court thereof, in any suit, action or proceeding arising out of or based upon this Agreement, and Section 18 is sufficient to validly and irrevocably waive any objection to the venue of a proceeding in any such court and validly appoint the authorized agent named in Section 18 of this Agreement for the purposes described therein, and service of process effected in the manner set forth in Section 18 of this Agreement will be effective to confer valid personal jurisdiction.

                  With respect to the opinion set forth in paragraph (xvi)
            above, such counsel may note the limitations of 28 U.S.C. ss.ss.1331 and 1332 on federal court jurisdiction, and may also note that the submission to the jurisdiction of such court cannot supersede such court's discretion in determining whether to transfer an action from one U.S. federal court to another under 28 U.S.C. ss.1404(a). Such counsel may further note that submission to the jurisdiction of a
            New York state court cannot supersede the discretion of such court in determining whether to transfer the place of trial under NYCPLR
            ss.510.

            In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of
      America, the laws of the State of New York and the General Corporation Law
      of the State of Delaware.

            We refer you to the Registration Statement, the Disclosure Package
      and the Prospectus. As counsel to the Company, we reviewed the
      Registration Statement, the Disclosure Package and the Prospectus and
      participated in conferences with your representatives and representatives of the Company, its independent public accountants and your counsel at which the contents of the

                                       A-4

      Registration Statement, the Disclosure Package and the Prospectus and
      related matters were discussed.

            The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the
      Disclosure Package and the Prospectus, and we have not undertaken any obligation to verify independently any of the factual matters set forth in the Registration Statement, the Disclosure Package and the Prospectus.
      Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Disclosure Package and the
      Prospectus involve matters of a non-legal nature.

            Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that (i) the Registration Statement, on the most recent effective date, pursuant to Rule 430B(f)(2) under the Securities Act, of the part of the
      Registration Statement relating to the Notes for purposes of the liability of the Underwriters under Section 11 of the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading ; (ii) the Disclosure Package, considered as a whole at the
      Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (a) we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the
      Disclosure Package and the Prospectus (except as and to the extent set forth in paragraphs (v) and (vi) above), (b) we do not express any belief with respect to the financial statements or other financial, statistical or accounting data contained in the Registration Statement, the Disclosure
      Package or the Prospectus), (c) we do not express any belief with respect to any statement in a document incorporated by reference in the
      Registration Statement or the Prospectus, to the extent that, pursuant to
      Rule 412 under the Securities Act, such statement is deemed modified or superseded in the Registration Statement or the Prospectus, as the case may be, at the respective times as of which the advisements set forth in this paragraph are provided and (d) we do not express any belief with respect to the representations and warranties contained in the exhibits to the Registration Statement or in the exhibits to the documents incorporated by reference in the Registration Statement or the Prospectus.

                                       A-5

                                                                       EXHIBIT B

                    FORM OF OPINION OF CONYERS DILL & PEARMAN

      1.    Each of the Company, Primus (Bermuda), Ltd. and Primus Re, Ltd.
            ("Primus Re") is duly incorporated and existing under the laws of
            Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority or to pay any Bermuda government fee or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).

      2.    The Company has the necessary corporate power and authority to execute and file the Registration Statement under the Securities Act and under the Act and to execute, deliver and perform its
            obligations under the Agreement, the Indenture and the Notes. The
            Company and Primus (Bermuda), Ltd. have the necessary corporate power to be holding companies and Primus Re has the necessary corporate power to conduct its business as described in the most recent Preliminary Prospectus and the Prospectus. The execution and delivery of this Agreement, the Indenture and the Notes by the
            Company and the performance by the Company of its obligations thereunder, and the execution and filing of the Registration
            Statement by the Company under the Securities Act and under the Act, will not violate the said memorandum of association or bye laws of the Company, nor any applicable law, regulation, order or decree in
            Bermuda.

      3.    The Company has taken all corporate action required to authorise its execution and filing of the Registration Statement under the
            Securities Act and under the Act and its execution, delivery and performance of this Agreement, the Indenture and the Notes. The
            Registration Statement has been duly authorized and executed by or on behalf of the Company. The Agreement, the Indenture and the Notes
            have been duly executed and delivered by or on behalf of the
            Company, and constitutes the valid and binding obligations of the
            Company, enforceable against the Company in accordance with the terms thereof.

      4.    No order, consent, approval, license, authorisation or validation of, filing with or exemption by any government or public body or authority of Bermuda or any sub division thereof is required (i) to authorize or in connection with the execution and filing of the
            Registration Statement under the Securities Act and under the Act, or (ii) to authorise or is required in connection with the execution, delivery, performance and enforcement of the Agreement, the Indenture and the Notes (including, without limitation, in connection with the sale of the Notes), except such as have been duly obtained or filed in accordance with Bermuda law.

                                       B-1

      5.    It is not necessary or desirable to ensure the enforceability in
            Bermuda of this Agreement, the Indenture and the Notes that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.

      6.    The Agreement, the Indenture and the Notes will not be subject to ad valorem stamp duty in Bermuda and no registration, documentary, recording, transfer or other similar tax, fee or charge is payable in Bermuda in connection with the execution, delivery, filing, registration or performance of the Agreement, the Indenture and the
            Notes by the Company other than in connection with the filing of the
            Prospectus under the Act. There is no income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to the Agreement, the Indenture and the
            Notes. There is no income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made by the Company to registered holders of the Notes or any payment to be made by the
            Company pursuant to the Agreement, the Indenture and the Notes.

      7.    The Company, Primus (Bermuda), Ltd. and Primus Re have been designated as non resident of Bermuda for the purposes of the
            Exchange Control Act, 1972 and, as such, are free to acquire, hold, transfer and sell foreign currency (including the payment of dividends or other distributions) and securities without
            restriction. Each of the Company, Primus (Bermuda), Ltd. and Primus
            Re is an "exempted company" under the Act.

      8.    The statements set forth in: (a) The Shelf Prospectus under the caption "Description of Share Capital,", and (b) the Prospectus
            Supplement under the caption "Risk Factors - Risks Related to Our
            Status as a Bermuda company" (excluding the last paragraph of that captioned section); and "Certain Bermuda Tax Considerations", to the extent that they constitute statements of Bermuda law, are accurate in all material respects. The authorised share capital of the
            Company (not including any issued share capital) conforms, as to matters of Bermuda law, to the description thereof contained in the
            Shelf Prospectus under the heading "Description of Share Capital" in all material respects.

      9.    The choice of the Foreign Laws as the governing law of the
            Agreement, the Indenture and the Notes is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws
            (i) which such court considers to be procedural in nature, (ii)
            which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is
            interpreted under the laws of Bermuda. The

                                       B-2

            submission in the Agreement, the Indenture and the Notes to the
            non-exclusive jurisdiction of the Foreign Courts, the waiver of any objection related to inconvenient forum with respect to the Foreign
            Courts, and the appointment of an agent for service pursuant thereto are valid and binding upon the Company.

      10.   The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Agreement, the Indenture and the
            Notes under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b)
            such courts did not contravene the rules of natural justice of
            Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

      11.   Each of the Company, Primus (Bermuda), Ltd. and Primus Re has
            received an assurance from the Minister of Finance under The
            Exempted Undertakings Tax Protection Act 1966 in Bermuda that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to the Company, the Notes or any of its operations or its shares, debentures or other obligations of the Company, until 28
            March 2016 (subject to the proviso expressed in such assurance as described in the most recent Preliminary Prospectus and the
            Prospectus).

      12.   Based solely upon a search of the Cause Book of the Supreme Court of
            Bermuda conducted at [o] [am/pm] on [o], 2006 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are no judgments against the Company, Primus (Bermuda), Ltd. or Primus Re, nor any legal or governmental proceedings pending in Bermuda to which the Company, Primus (Bermuda), Ltd. or Primus Re is subject.

      13.   The Company is not entitled to any immunity under the laws of
            Bermuda, whether characterized as sovereign immunity or otherwise, from any legal proceedings to enforce the Agreement, the Indenture or the Notes in respect of itself or its property.

                                       B-3

      14.   Consummation by the Company of the transactions contemplated by the
            Agreement, the Indenture and the Notes to be taken by the Company, including but not limited to any actions taken pursuant to the indemnification and contribution provisions set forth therein, will not constitute unlawful financial assistance by the Company under
            Bermuda law.

      15.   The obligations of the Company under the Notes will rank at least pari passu in priority of payment with all other unsecured unsubordinated indebtedness of the Company, other than indebtedness which is preferred by virtue of any provision of the laws of Bermuda of general application.

                                       B-4

                                                                       EXHIBIT C

                    FORM OF OPINION OF DAVIS POLK & WARDWELL

            Davis Polk & Wardwell, as U.S. counsel to the Underwriters, shall have furnished to the Representatives their written opinion addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

            1.    The statements relating to legal matters or documents included in the most recent Preliminary Prospectus and the Prospectus under the caption "Underwriting" fairly summarize in all material respects such matters or documents.

            Such counsel may state that such counsel has not itself checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration
      Statement, the most recent Preliminary Prospectus or the Prospectus. Such counsel has generally reviewed and discussed with the Representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to its check and verification. On the basis of such consideration, review and discussion, but without independent check or verification except as stated above, nothing has come to the attention of such counsel that causes it to believe that (i) as of the applicable Effective Date, the Registration Statement or any amendment thereto, including in each case any document incorporated or deemed incorporated by reference therein, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) as of the
      Applicable Time, the Disclosure Package, including in each case any document incorporated or deemed incorporated by reference therein, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) as of its date and as of the Closing
      Date, the Prospectus or any supplement or amendment thereto, including in each case any document incorporated or deemed incorporated by reference therein, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In expressing the foregoing belief, such counsel has not been called to pass upon, and need express no belief as to, the financial statements and notes thereto or financial schedules or other financial or statistical data contained therein.

                                       C-1